Exhibit 99.126

OFFICE OF THE UNITED STATES TRUSTEE

IN RE:	)	DEBTOR IN POSSESSION OPERATING REPORT
)
SN INSURANCE SERVICES	)	REPORT NUMBER 18 Page 1 of 3
	)	FOR THE PERIOD FROM: 01-Sep-01
DEBTOR	)	TO: 30-Sep-01
)
CHAPTER 11 CASE NO. SV00-14100-GM	)
1. Profit and Loss Statement		Please see Attached Schedule A
A. Related to Business Operations:
Gross Sales

Less Sales Returns and Discounts

Net Sales

Less: Cost of Goods Sold
Beginning Inventory at Cost

Add: Purchases

Less: Ending Inventory at Cost

Cost of Goods Sold

Gross Profit

Other Operating Revenue (Specify)

Less: Operating Expenses
Officer Compensation

Salaries & Wages — Other Employees

Total Salaries & Wages

Employee Benefits

Payroll Taxes

Real Estate Taxes

Federal and State Income Taxes

Total Taxes

Rent and Lease Exp. (Real and Personal Property)

Interest Expense (Mortgage, Loan, etc.)

Insurance

Automobile Expense

Utilities (Gas, Electric, Water, Telephone, etc.)

Depreciation and Amortization

Repairs and Maintenance

Advertising

Supplies, Office Expenses, Photocopies, etc.

Bad Debts

Miscellaneous Operating Expenses (Specify)

Total Operating Expenses

Net Gain/(Loss) from Business Operations

B. Not Related to Business Operations

Income:
Interest Income

Other Non-Operating Revenues (Specify)

Gross Proceeds on Sale of Assets

Less: Original Cost of Assets plus Expenses of Sale

Net Gain/(Loss) on Sale of Assets

Total Non-Operating Income

Expenses Not Related to Business Operations:
Legal and Professional Fees

Other Non-Operating Revenues (Specify)

Total Non-Operating Expenses

NET INCOME/(LOSS) FOR PERIOD

Revised April 1989		OPERATING REPORT UST-4

DEBTOR IN POSSESSION OPERATING REPORT NO. 18

2.
Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

		Accounts Payable	Accounts Receivable
Current	Under 30 days	$0	$0
Overdue	31—60 days	$0	$0
Overdue	61—90 days	PLEASE SEE ATTACHED SCHEDULE B
Overdue	91—120 days	$0	$0
Overdue	121 + days	$0	$0
Total		$0	$0
3.
Statement of Status of Payments to Secured Creditors and Lessors:

Post-Petition Payments Not Made
	Frequency of Payments per Lease/Contract	Amount of Each Payment	Next Payment Due
Creditor/Lessor				Number	Amount
NONE
4.
Tax Liability:

Gross Payroll Expense For Period	$142,868
Gross Sales for Period Subject to Sales Tax	$0
	Date Paid	Amount Paid*	Post Petition Taxes Still Owing
Federal Payroll and Withholding Taxes	9/15/01 & 9/30/01	$35,613	0
State Payroll and Withholding Taxes	9/15/01 & 9/30/01	$4,377	0
State Sales and Use Tax	N/A	$0	N/A
Real Property Taxes	N/A	$0	N/A

    ALL PAYROLL TAXES PAID BY ADP

    *Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.
Insurance Coverage

	Carrier/ Agent	Amount of Coverage	Policy Exp. Date	Premium Paid Thru Date
Worker's Compensation	See Schedule D
Liability	See Schedule E
Fire and Extended Coverage	See Schedule E
Property	See Schedule E
Theft	See Schedule E
Life (Beneficiary: )	See Schedule E
Vehicle	See Schedule E
Other	See Schedule E

DEBTOR IN POSSESSION OPERATING REPORT NO. 18

6.
Questions:

A.
Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

    / /: Yes Explain:

    /x/: No

  B.
  Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

    / /: Yes Explain:

    /x/: No

7.
Statement of Unpaid Professional Fees (Post-Petition Only):

Name of Professional	Type Professional	Post-Petition Unpaid Total
See Schedule F
8.
Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9.
Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

Quarterly Period Ending	Quarterly Disbursements for Quarter	Quarterly Fee	Date Paid	Amount Paid	Check No.	Quarterly Fee Still Owing
09/30/2001	$3,430,864.00	$8,000.00				$8,000.00	Note A

Note A: Third quarter trustee fees subsequently paid in October 2001.

I, Alex Corbett—Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 11/06/2001            Signed: /s/ ALEX CORBETT